Exhibit 99.1

PEPCO HOLDINGS AND EXELON CLOSE MERGER FOLLOWING APPROVAL BY THE PUBLIC

SERVICE COMMISSION OF THE DISTRICT OF COLUMBIA

Companies to deliver hundreds of millions of dollars in merger benefits to customers and communities

WASHINGTON, D.C. and CHICAGO (March 23, 2016) – Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM) today announced that the two companies have completed their merger transaction, effective today. The announcement follows the approval of the merger by the Public Service Commission of the District of Columbia (DC PSC) earlier today.

The merger brings together Exelon’s three electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ three electric and gas utilities – Atlantic City Electric, Delmarva Power and Pepco – to create the leading mid-Atlantic electric and gas utility company.

Chris Crane retains his current position as president and CEO of Exelon. Joseph M. Rigby, previously chairman, president and CEO of Pepco Holdings, retires as an officer of Pepco Holdings. David M. Velazquez has assumed the role of president and CEO of Pepco Holdings.

“Today, we join together as one company to play a vital role as a leader in our industry and the mid-Atlantic region,” Crane said. “We’ve made a number of commitments to customers in all of the Pepco Holdings utilities’ jurisdictions – the District, Maryland, Delaware and New Jersey – and we look forward to getting to work to deliver those benefits to our customers and communities.”

Exelon will provide a package of direct benefits – including bill credits, reliability improvements and other investments – worth more than $430 million for customers and communities in Delaware, the District of Columbia, Maryland and New Jersey under the commitments made in those jurisdictions.

In its order approving the merger today, the DC PSC included conditions previously outlined in its Feb. 26 order and certain new conditions, which the companies accepted.

“Our combined companies will bring meaningful economic and service benefits to Pepco, Delmarva Power and Atlantic City Electric customers,” Rigby said.

Velazquez added, “In addition to firm reliability commitments, the merger provides benefits to our customers and continues and expands our role as a partner in the communities we serve. This new era will bring a new level of service excellence and economic and environmental benefits to our customers, while maintaining our leadership and partnerships in our local communities.”

The Pepco Holdings companies have joined the Exelon family of companies, and integration efforts are well underway.

Atlantic City Electric, Delmarva Power and Pepco will remain as separate companies and retain their local headquarters in Mays Landing, N.J., Newark, Del., and Washington, D.C., respectively. Together with Exelon’s other three utilities, they serve approximately 10 million customers across six jurisdictions.

“We remain focused on operational excellence, environmental sustainability, customer service and support for the communities we serve,” Crane said. “We now have a larger, more diverse team with more knowledge and best practices to share, and we will leverage our combined strengths and talents to deliver world-class performance for customers.”

The transaction was approved by Pepco Holdings’ shareholders, and regulatory approvals have been issued by the Federal Energy Regulatory Commission, the New Jersey Board of Public Utilities, the Delaware Public Service Commission, the Maryland Public Service Commission, and the Virginia State Corporation Commission, in addition to the DC PSC.

As a result of the closing of the merger, trading of Pepco Holdings’ common stock on the New York Stock Exchange will be suspended effective March 24, 2016, and these shares will no longer be listed on the New York Stock Exchange. Pepco Holdings stockholders will receive $27.25 per share.

For more information about the merger, visit www.phitomorrow.com.

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About Exelon Corporation

Exelon Corporation (NYSE: EXC), now including the Pepco Holdings utilities, is the nation’s leading competitive energy provider, with 2015 revenues of approximately $34.5 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with more than 32,700 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to approximately 2 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s six utilities deliver electricity and natural gas to approximately 10 million customers in Delaware, the District of Columbia, Illinois, Maryland, New Jersey and Pennsylvania through its Atlantic City Electric, BGE, ComEd, Delmarva Power, PECO and Pepco subsidiaries. Follow Exelon on Twitter @Exelon.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example: (1) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (2) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (3) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (4) the credit ratings of Exelon, PHI or their subsidiaries may be different from what the companies expect; (5) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (6) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the merger (as supplemented by PHI’s Form 8-K filed with the SEC on September 12, 2014); and (3) PHI’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI and its utility subsidiaries undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Media Contacts:	Exelon	Pepco Holdings
	Paul Elsberg	Vincent Morris
	312-394-7417	202-872-2991

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